UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4441

T. Rowe Price GNMA Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

GNMA Fund	November 30, 2009

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Conditions in the financial system continued to improve over the past six months as the broader economy appeared to find its footing. As investors became more confident, they began to seek out higher-risk, higher-return investments, which boosted stock prices and many of the more credit-sensitive segments of the bond market. While this environment proved somewhat less favorable for low-risk, government-backed bonds such as GNMAs, the GNMA Fund recorded a decent gain.

ECONOMY AND INTEREST RATES

The steep recession that began in December 2007 finally began to ease over the past six months. Gross domestic product (GDP), which had contracted at an annualized rate of 6.4% in the first quarter of 2009, declined by only 0.7% in the second, and then began to grow in the third—expanding at an annualized rate of 2.8%, according to the latest estimates. The turnaround represented the impact of several factors, including increased government spending and a rebound in some export markets, particularly in Asia. The steep decline in the housing sector also appeared to reach bottom, as house prices and home sales and construction began to advance.

Not all economic signals were flashing green by the end of the period, however. Most notably, the labor market remained exceptionally weak, with the unemployment rate reaching a 26-year high as it climbed above 10% in October. Nervous about their jobs, Americans kept their spending to a minimum and diverted a greater portion of their incomes to savings—a welcome trend in the long run but one destined to weigh on short-term growth. Credit remained difficult to obtain for many businesses, especially small ones. For these reasons, many economists predicted the economy would grow slowly out of the recession—a repeat of the “jobless recoveries” that followed the last two, more-shallow economic downturns.

The rebound in the credit markets proved much more decisive, largely due to massive and unprecedented actions taken by the Federal Reserve and Treasury Department. The influence of the Treasury Department’s Troubled Asset Relief Program (TARP) was key to the financial system’s recovery in late 2008 and early 2009 but began to wane over the past six months. As their losses on bad loans moderated and as their balance sheets began to improve, several of the largest financial institutions began to repay funds loaned to them at the height of the financial crisis. Some major banks even recorded large profits in the third quarter.

As capital injections into the banks wound down, measures to bolster particular credit markets ramped up. Among the most prominent of these was the Fed’s Term Asset-Backed Securities Loan Facility (TALF), which began operations in March. The program’s parameters were steadily expanded to support the market for bundled student, auto, credit card, small business, and eventually commercial real estate loans. The Fed also announced in March its intention to begin buying long-term Treasury securities in an effort to keep a lid on long-term interest rates and increase liquidity—a policy known as “quantitative easing.” Additionally, the central bank continued its purchases of mortgage-backed securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae, which helped keep mortgage rates near multi-decade lows.

GNMA yields declined over the period, thanks to both direct Fed purchases and contained longer-term Treasury yields, which also reflected the impact of Fed buying. The spread between yields on GNMAs and the 10-Year Treasury Note—which best approximates the typical maturity of mortgage securities given refinancing, home sales, and other factors—contracted significantly over the past year. By late November, yield spreads were well below long-term averages, a factor that boosted returns but that also suggested GNMA valuations were somewhat elevated.

PERFORMANCE AND STRATEGY REVIEW

The GNMA Fund returned 4.43% for the six-month period ended November 30, 2009. As shown in the table, the portfolio outperformed the broad Barclays Capital index over the six-month period while lagging its peer group of funds, as represented by the Lipper GNMA Funds Average.

Securitized bonds such as GNMAs have been a primary beneficiary of government support over the past year. This has helped GNMAs enjoy robust returns to date in 2009 after experiencing unprecedented distress at the end of 2008. As discussed earlier, the Fed’s purchases of mortgage-backed securities and the TALF program have helped push yields lower. In addition, several investment funds have launched through the Public-Private Investment Program (PPIP), which was announced in March but became operational only recently. The PPIP funds, which are combined efforts between the government and private asset managers, have provided strong support to the market for non-agency residential and commercial mortgage-backed securities—whether from real demand or from investors’ anticipation of eventual demand.

T. Rowe Price has established an investment vehicle that permits its funds, including the GNMA Fund, to take advantage of the investment opportunity presented by the TALF program. Launched in October, the T. Rowe Price Term Asset-Backed Opportunity Fund acquires commercial mortgage-backed and asset-backed securities that have passed our stringent credit review process and finances these purchases using low-cost government loans. This leveraged vehicle seeks to enhance returns while limiting downside risk and has been prudently deployed in our fund. (Assets invested in the fund will be charged the same management fee as would apply to the other portfolio investments.)

OUTLOOK

Going forward, we are refocusing on relative value within our investable universe. Traditional valuation relationships—the premium investors are willing to pay for agency-backed debt, for example—seem to be resurfacing as markets normalize following the credit crisis. As higher-risk issues offer less additional yield, we have been slowly taking risk off the table and getting more defensive. In particular, as 2009 comes to a close, we expect some pullback in riskier assets as investors take profits on what has been a very good year for many.

We are closely monitoring the wind-down of the major government credit-market support programs in an economic environment that continues to be stressed. Investor psychology remains delicate, as we were reminded at the end of November by the global reaction to the news that Dubai World, a conglomerate wholly owned by the emirate of Dubai, was declaring a six-month standstill on debt maturing in December. While we expect interest rates to rise over the long term as Treasury issuance remains robust and the economy strengthens, we anticipate that rates will remain range bound in the meantime. We are weighing these factors and the implications for securitized product sectors.

Our primary job, however, will continue to be paying careful attention to individual securities selected for the portfolio. We seek to outperform primarily through security selection in the GNMA sector, while adding value incrementally in non-GNMA sectors when we see attractive risk-adjusted return opportunities. We are glad to have the support of an extensive expert team of internal analysts in managing risk while seeking superior returns for shareholders.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Andrew McCormick
President of the fund and chairman of the Investment Advisory Committee

December 11, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Current coupon GNMA: An index that tracks a theoretical 30-year GNMA mortgage that is priced at par. It is computed by interpolating from the two 30-year GNMAs whose prices bracket par.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 11/30/09‡	Year Ended 5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡
NET ASSET VALUE						
Beginning of period	$ 9.67	$ 9.43	$ 9.29	$ 9.21	$ 9.63	$ 9.54
Investment activities						
Net investment income	0.20	0.43	0.45	0.44	0.39	0.37
Net realized and unrealized gain (loss)	0.22	0.25	0.15	0.11	(0.36)	0.16
Total from investment activities	0.42	0.68	0.60	0.55	0.03	0.53
Distributions						
Net investment income	(0.21)	(0.44)	(0.46)	(0.47)	(0.45)	(0.44)
NET ASSET VALUE						
End of period	**$ 9.88**	**$ 9.67**	**$ 9.43**	**$ 9.29**	**$ 9.21**	**$ 9.63**

Ratios/Supplemental Data

Total return(1)	**4.43%**	**7.44%**	**6.61%**	**6.03%**	**0.32%**	**5.66%**
Ratio of total expenses to average net assets	0.63%(2)	0.66%	0.63%	0.65%	0.66%	0.67%
Ratio of net investment income to average net assets	4.02%(2)	4.51%	4.76%	4.72%	4.14%	3.90%
Portfolio turnover rate(3)	35.3%	108.3%	89.6%	80.7%	135.1%	167.0%
Portfolio turnover rate, excluding mortgage dollar roll transactions	35.3%	81.1%	70.8%	68.4%	89.9%	85.2%
Net assets, end of period (in millions)	$ 1,539	$ 1,411	$ 1,414	$ 1,278	$ 1,218	$ 1,418

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

(3) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 3).

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 0.4%		
Credit Card Backed 0.3%		
Discover Card Master Trust I Series 2009-A2,Class A, VR 1.539%, 2/17/15	5,055	5,091
		5,091
Other Asset-Backed Securities 0.1%		
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	1,152	1,136
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	572	563
		1,699
Total Asset-Backed Securities (Cost $6,787)		6,790
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.6%		
Commercial Mortgage Backed Securities 2.2%		
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	325	315
Commercial Mortgage Loan Trust Series 2008-LS1,Class A3, VR 6.22%, 3/10/17	3,475	3,348
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42	4,889	4,881
JPMorgan Chase Commercial Mortgage Securitization Series 2007-LD11, Class A4, VR 6.006%, 6/15/49	3,850	3,475
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4 4.742%, 2/15/30	5,145	5,101

Federal National Mortgage Assn.		
5.00%, 10/1/21 - 2/1/36	12,884	13,608
5.50%, 4/1/36	5,241	5,589
6.00%, 2/1/36	5,044	5,443
Vendee Mortgage Trust, CMO, VR, 9.598%, 3/15/25	256	285
		38,137
U.S. Government Obligations 88.3%		
Government National Mortgage Assn.		
4.00%, 9/15/18 - 6/20/39	13,851	14,198
4.50%, 2/15/21 - 7/20/39	157,405	162,143
5.00%, 10/15/17 - 10/20/39	267,213	282,158
5.50%, 10/15/28 - 10/20/39 (6)	363,930	389,291
6.00%, 3/15/11 - 7/15/39 (3)	314,424	338,194
6.50%, 12/15/14 - 6/20/39	82,796	89,701
7.00%, 3/15/13 - 10/20/36	21,689	23,756
7.50%, 9/15/12 - 9/15/32	6,861	7,484
8.00%, 6/15/16 - 3/15/30	4,263	4,637
8.50%, 5/15/16 - 2/20/23	867	941
9.00%, 4/15/18 - 9/15/24	481	531
9.25%, 10/15/16 - 12/15/19	88	96
9.50%, 4/15/19 - 12/15/24	220	244
9.75%, 7/15/17 - 2/15/21	95	105
10.00%, 2/15/16 - 3/15/26	1,101	1,208
10.25%, 9/20/16	15	16
10.50%, 2/15/13 - 10/15/21	153	168
11.00%, 2/15/10 - 7/20/20	98	107
11.50%, 8/15/10 - 11/15/19	122	133
12.00%, 10/15/10 - 6/15/15	194	213

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/09	Value 5/31/09
T. Rowe Price Reserve Investment Fund 0.25%	¤	¤	$ 84	$ 60,361	$ 46,373
T. Rowe Price Term Asset-Backed Opportunity Fund	4,335**	-	-	4,477	-
Totals			$ 84	$ 64,838	$ 46,373

¤ Purchase and sale information not shown for cash management funds.

** Purchase cost includes additional investment income netted with cash returns of interest payments

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 64,696
Dividend income	84
Interest income	-
Investment income	$ 84
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS

($000s)

	6 Months Ended 11/30/09
Investment Income (Loss)	
Income	
Interest	$ 34,154
Dividend	83
Total income	34,237
Expenses	
Investment management	3,355
Shareholder servicing	1,064
Prospectus and shareholder reports	39
Custody and accounting	146
Registration	30
Legal and audit	14
Trustees	6
Miscellaneous	6
Total expenses	4,660
Net investment income	29,577
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	1,151
Futures	(396)
Swaps	2,240
Net realized gain	2,995
Change in net unrealized gain (loss)	
Securities	32,968
Futures	(162)
Swaps	(431)
Change in net unrealized gain	32,375
Net realized and unrealized gain	35,370
INCREASE IN NET ASSETS FROM OPERATIONS	$ 64,947

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price GNMA Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the financial instruments, based on the inputs used to determine their values on November 30, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/ loss on Level 3 instruments held at November 30, 2009, totaled $142,000 for the six months ended November 30, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended November 30, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 12% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2009 and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

Interest Rate Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration and credit exposure. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are reflected as assets, and depreciated swaps are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2009, securities valued at $583,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase Commitments During the six months ended November 30, 2009, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA transactions with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2009, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2009, the fund had outstanding capital commitments in the amount of $10,544,000, which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $30,997,000 and $70,730,000, respectively, for the six months ended November 30, 2009. Purchases and sales of U.S. government securities aggregated $517,053,000 and $430,881,000, respectively, for the six months ended November 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $5,073,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, the fund had $26,293,000 of unused capital loss carryforwards, of which $5,093,000 expire in fiscal 2012, $4,682,000 expire in fiscal 2013, $7,179,000 expire in fiscal 2014, $9,033,000 in fiscal 2015, and $306,000 in fiscal 2016.

At November 30, 2009, the cost of investments for federal income tax purposes was $1,468,999,000. Net unrealized gain aggregated $65,033,000 at period-end, of which $67,610,000 related to appreciated investments and $2,577,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2009, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $295,000 for T. Rowe Price Services, Inc.; and $115,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2009, the fund was allocated $475,000 of Spectrum Funds’ expenses, of which $337,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2009, approximately 38% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010